UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 21, 2012

 Meta Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5501 South Broadband Lane, Sioux Falls, SD  57108
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (605) 782-1767

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

TABLE OF CONTENTS

Section 2	Financial Information

Item 2.02	Results of Operations and Financial Condition.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

Signatures

Exhibit Index

Exhibit 99.1

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Section 2	Financial Information

Item 2.02	Results of Operations and Financial Condition

On December 21, 2012, the Registrant issued a press release announcing its results of operations and financial condition as of and for the fiscal year ended September 30, 2012.  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated into this Item 2.02 by reference.  The information in this Form 8-K, including the exhibits, relating to this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following Exhibit is being furnished herewith:

99.1	Press Release of Meta Financial Group, Inc., dated December 21, 2012 regarding the results of operations and financial condition.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

By:	/s/ David W. Leedom
David W. Leedom
Executive Vice President, Secretary,
Treasurer and Chief Financial Officer

Dated:  December 21, 2012

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EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Press Release of Meta Financial Group, Inc., dated December 21, 2012 regarding the results of operations and financial condition

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